Exhibit (a)(7)


                             KEMPER VARIABLE SERIES

                             Redesignation of Series

         The undersigned, being a majority of the Trustees of Kemper Variable Series, a Massachusetts business trust (the "Trust"), acting pursuant to Article III, Section 1 of the Amended and Restated Agreement and Declaration of Trust dated April 24, 1998, as amended (the "Declaration of Trust"), do hereby amend the Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated September 29, 1999, as filed with the Secretary of The Commonwealth of Massachusetts, as follows:

         1. The series presently designated as Kemper Aggressive Growth Portfolio is hereby redesignated "Scudder Aggressive Growth Portfolio";

         2. The series presently designated as Kemper Blue Chip Portfolio is hereby redesignated "Scudder Blue Chip Portfolio";

         3. The series presently designated as Kemper Contrarian Value Portfolio is hereby redesignated "Scudder Contrarian Value Portfolio";

         4. The series presently designated as Kemper Global Blue Chip Portfolio is hereby redesignated "Scudder Global Blue Chip Portfolio";

         5. The series presently designated as Kemper Government Securities Portfolio is hereby redesignated "Scudder Government Securities Portfolio";

         6. The series presently designated as Kemper Growth Portfolio is hereby redesignated "Scudder Growth Portfolio";

         7. The series presently designated as Kemper High Yield Portfolio is hereby redesignated "Scudder High Yield Portfolio";

         8. The series presently designated as Kemper International Portfolio is hereby redesignated "Scudder International Research Portfolio";

         9. The series presently designated as Kemper Investment Grade Bond Portfolio is hereby redesignated "Scudder Investment Grade Bond Portfolio";

         10. The series presently designated as Kemper Money Market Portfolio is hereby redesignated "Scudder Money Market Portfolio";

         11. The series presently designated as Kemper New Europe Portfolio is hereby redesignated "Scudder New Europe Portfolio";

         12. The series presently designated as Kemper Small Cap Growth
Portfolio is hereby redesignated "Scudder Small Cap Growth Portfolio";
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         13. The series presently designated as Kemper Small Cap Value Portfolio is hereby redesignated "Scudder Small Cap Value Portfolio";

         14. The series presently designated as Kemper Strategic Income Portfolio is hereby redesignated "Scudder Strategic Income Portfolio";

         15. The series presently designated as Kemper Technology Growth Portfolio is hereby redesignated "Scudder Technology Growth Portfolio";

         16. The series presently designated as Kemper Total Return Portfolio is hereby redesignated "Scudder Total Return Portfolio";

         17. The series presently designated as Kemper Value+Growth Portfolio is hereby redesignated "Scudder Value+Growth Portfolio";

         18. The series presently designated as KVS Dreman Financial Services Portfolio is hereby redesignated "SVS Dreman Financial Services Portfolio";

         19. The series presently designated as KVS Dreman High Return Equity Portfolio is hereby redesignated "SVS Dreman High Return Equity Portfolio";

         20. The series presently designated as KVS Focused Large Cap Growth Portfolio is hereby redesignated "SVS Focused Large Cap Growth Portfolio";

         21. The series presently designated as KVS Growth and Income Portfolio is hereby redesignated "SVS Growth and Income Portfolio";

         22. The series presently designated as KVS Growth Opportunities Portfolio is hereby redesignated "SVS Growth Opportunities Portfolio"; and

         23. The series presently designated as KVS Index 500 Portfolio is hereby redesignated "SVS Index 500 Portfolio".


         All other terms and conditions of the Amended and Restated Establishment and Designation of Series dated September 29, 1999 shall remain in effect.

         The foregoing Redesignation of Series shall be effective May 1, 2001.




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         IN WITNESS WHEREOF, the undersigned have this day signed this
Instrument.




/s/James E. Akins                            /s/Thomas W. Littauer
--------------------------------             -------------------------------
James E. Akins, Trustee                      Thomas W. Littauer, Trustee



/s/James R. Edgar                            /s/Fred B. Renwick
--------------------------------             -------------------------------
James R. Edgar, Trustee                      Fred B. Renwick, Trustee



/s/Arthur R. Gottschalk                      /s/John G. Weithers
--------------------------------             -------------------------------
Arthur R. Gottschalk, Trustee                John G. Weithers, Trustee



/s/Frederick T. Kelsey, Trustee
--------------------------------
Frederick T. Kelsey, Trustee




Dated:  November 29, 2000